SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - August 25, 2003
                        --------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of June 30, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-3)
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-104580-01               52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AV-1, AV-2, M-1, M-2, M-3 and B Certificateholders with respect to the August 25, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Senior Vice President and CFO


Dated:  August 27, 2003

                                                                         ANNEX A

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                        Statement to Certificateholders
                                 August 25, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
--------------------------------------------------------------------------------------------------------------------
            ORIGINAL      BEGINNING                                                                      ENDING
             FACE         PRINCIPAL                                                 REALIZED DEFERRED  PRINCIPAL
CLASS        VALUE         BALANCE        PRINCIPAL     INTEREST           TOTAL     LOSSES  INTEREST   BALANCE
--------------------------------------------------------------------------------------------------------------------
AF1     117,000,000.00  117,000,000.00  3,625,505.10    99,125.00    3,724,630.10    0.00    0.00    113,374,494.90
AF2      92,000,000.00   92,000,000.00          0.00   210,373.33      210,373.33    0.00    0.00     92,000,000.00
AF3      10,000,000.00   10,000,000.00          0.00    32,383.33       32,383.33    0.00    0.00     10,000,000.00
AF4      62,227,000.00   62,227,000.00          0.00   259,019.89      259,019.89    0.00    0.00     62,227,000.00
AV1     202,579,000.00  202,579,000.00  1,154,647.83   196,951.81    1,351,599.64    0.00    0.00    201,424,352.17
AV2      59,671,000.00   59,671,000.00  3,593,287.00    50,554.60    3,643,841.60    0.00    0.00     56,077,713.00
M1       40,437,000.00   40,437,000.00          0.00   164,039.43      164,039.43    0.00    0.00     40,437,000.00
M2       33,967,000.00   33,967,000.00          0.00   154,521.54      154,521.54    0.00    0.00     33,967,000.00
M3       19,410,000.00   19,410,000.00          0.00   101,109.93      101,109.93    0.00    0.00     19,410,000.00
B         9,705,000.00    9,705,000.00          0.00    25,947.40       25,947.40    0.00    0.00      9,705,000.00
R                 0.00            0.00          0.00         0.00            0.00    0.00    0.00              0.00
--------------------------------------------------------------------------------------------------------------------
TOTALS  646,996,000.00  646,996,000.00  8,373,439.93 1,294,026.26    9,667,466.19    0.00    0.00    638,622,560.07
--------------------------------------------------------------------------------------------------------------------
X       646,996,902.33  646,996,902.33          0.00         0.19            0.19    0.00    0.00    641,098,752.99
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------

AF1     294751CM2   1,000.00000000  30.98722308   0.84722222   31.83444530     969.01277692    AF1     1.220000 %
AF2     294751CN0   1,000.00000000   0.00000000   2.28666663    2.28666663   1,000.00000000    AF2     2.744000 %
AF3     294751CP5   1,000.00000000   0.00000000   3.23833300    3.23833300   1,000.00000000    AF3     3.886000 %
AF4     294751CQ3   1,000.00000000   0.00000000   4.16250004    4.16250004   1,000.00000000    AF4     4.995000 %
AV1     294751CR1   1,000.00000000   5.69974099   0.97222224    6.67196323     994.30025901    AV1     1.400000 %
AV2     294751CS9   1,000.00000000  60.21831375   0.84722227   61.06553602     939.78168625    AV2     1.220000 %
M1      294751CT7   1,000.00000000   0.00000000   4.05666667    4.05666667   1,000.00000000    M1      4.868000 %
M2      294751CU4   1,000.00000000   0.00000000   4.54916654    4.54916654   1,000.00000000    M2      5.459000 %
M3      294751CV2   1,000.00000000   0.00000000   5.20916692    5.20916692   1,000.00000000    M3      6.251000 %
B       294751CW0   1,000.00000000   0.00000000   2.67361154    2.67361154   1,000.00000000    B       3.850000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS              1,000.00000000  12.94202735   2.00005295   14.94208031     987.05797265
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A   1,000.00000000   0.00000000   0.00000029    0.00000029     990.88380591    X       0.000000 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services ny
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4483 / Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
--------------------------------------------------------------------------------

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                 August 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           266,972.59
                                Group I Curtailments                   15,864.96
                                Group I Prepayments                 2,270,924.19
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal        153,207.90
                                Group II-A Curtailments                 4,522.89
                                Group II-A Prepayments                655,589.11
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal        151,367.92
                                Group II-B Curtailments                14,394.30
                                Group II-B Prepayments              2,365,305.48
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 2,475,290.58

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1           99,125.00
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          210,373.33
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           32,383.33
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          259,019.89
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1A         196,951.81
                                Unpaid Interest - AV-1A                     0.00
                                Remaining Unpaid Interest - AV-1A           0.00

                                Interest Distribution - AV-1B          50,554.60
                                Unpaid Interest - AV-1B                     0.00
                                Remaining Unpaid Interest - AV-1B           0.00

                                Interest Distribution - M-1           164,039.43
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                 August 25, 2003
--------------------------------------------------------------------------------

                                Interest Distribution - M-2           154,521.54
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3           101,109.93
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - B              25,947.40
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1A Available Funds Shortfall       0.00
                                Class AV-1B Available Funds Shortfall       0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I-A Beginning Pool Balance  281,227,735.08
                                Group I-A Ending Pool Balance     278,673,973.34
                                Group I-B Beginning Pool Balance  202,579,136.16
                                Group I-B Endingb Pool Balance    201,765,816.26
                                Group II Beginning Pool Balance   163,190,031.09
                                Group II Ending Pool Balance      160,658,963.39
                                Total Beginning Pool Balance      646,996,902.33
                                Total Ending Pool Balance         641,098,752.99

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 117,178.22
                                Group II-A Servicing Fee               84,407.97
                                Group II-B Servicing Fee               67,995.85

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution              24,046.64
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                          24,046.64

                                Group II-A Delinquency Advances Included
                                  in Current Distribution              59,438.56

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                 August 25, 2003
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                                Group II-A Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of Advances
                                  Outstanding                          59,438.56

                                Group II-B Delinquency Advances Included
                                  in Current Distribution              10,025.99
                                Group II-B Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                          10,025.99

Section 4.03(a)(ix) A   Group I,Group II-A, and Group
                          II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      186     17,406,605.92           6.25 %
                        31-60 days       21      1,938,207.92           0.70 %
                        61-90 days        9      1,054,592.37           0.38 %
                          91+days         0              0.00           0.00 %
                          Total         216     20,399,406.21           7.33 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       114    13,573,574.92           6.73 %
                        31-60 days        12     1,377,010.28           0.68 %
                        61-90 days         8       851,242.81           0.42 %
                          91+days          1        74,197.90           0.04 %
                          Total          135    15,876,025.91           7.87 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       65     10,849,126.54           6.75 %
                        31-60 days        6        976,252.10           0.61 %
                        61-90 days        1         38,228.67           0.02 %
                          91+days         0              0.00           0.00 %
                          Total          72     11,863,607.31           7.38 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                 August 25, 2003
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                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                           Three Largest Loans

                                Group I Three Largest Loans         1,106,369.46
                                Group II-A Three Largest Loans      1,239,964.46
                                Group II-B Three Largest Loans      1,495,357.85

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1A Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1B Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1B Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1B Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-A Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-B Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                 August 25, 2003
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                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of
                          Outstanding Loans (as of first day of
                          related Due Period)

                                Group I Weighted Average Mortgage Rate 7.86 % Group II-A Weighted Average Mortgage Rate 7.60 % Group II-B Weighted Average Mortgage Rate 7.83 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I-AWeighted Average Remaining Term 308.00 Group I-B Weighted Average Remaining Term 357.00 Group II Weighted Average Remaining Term 286.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)
                                Overcollateralization Amount        2,476,192.91
                                Overcollateralization Target
                                  Amount                           25,879,876.09
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           23,403,683.18

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a
                                  percentage of the Original Pool Balance 0.00 %
                                Senior Enhancement Percentage            16.15 %
                                Senior Specified Enhancement Percentage  40.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             0.31 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                 August 25, 2003
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